COMMITMENTS AND CONTINGENCIES	12 Months Ended
Dec. 31, 2011
COMMITMENTS AND CONTINGENCIES

26.    COMMITMENTS AND CONTINGENCIES

Operating lease commitments

Future minimum payments under non-cancelable operating leases with initial terms in excess of one year consist of the following at December 31, 2011:

	RMB	US$

2012	3,162	502
2013	414	66
	-	-

	3,576	568

Payments under operating leases are expensed on a straight-line basis over the periods of their respective leases. The terms of the leases do not contain material rent escalation clauses or contingent rents. For the years ended December 31, 2009, 2010 and 2011, total rental expenses for all operating leases amounted to approximately RMB5,448, RMB5,630 and RMB6,232(US$990), respectively.

Purchase commitments

The Group has commitments to purchase certain medical equipment of approximately RMB37,779 (US$6,003) at December 31, 2011, which are scheduled to be paid within one year.

Income taxes

As of December 31, 2011, the Group has recognized approximately RMB28,929 (US$4,596) as an accrual for unrecognized tax positions (note 22). The final outcome of the tax uncertainty is dependent upon various matters including tax examinations, interpretation of tax laws or expiration of status of limitation. However, due to the uncertainties associated with the status of examinations, including the protocols of finalizing audits by the relevant tax authorities, there is a high degree of uncertainty regarding the future cash outflows associated with these tax uncertainties. As December 31, 2011, the Group classified the RMB28,929 (US$4,596) accrual as a current liability.